                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     /X/ Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         American Capital Exchange Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:
                                    $125.00
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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                         AMERICAN CAPITAL EXCHANGE FUND
                        A CALIFORNIA LIMITED PARTNERSHIP
                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056

                         NOTICE OF MEETING OF PARTNERS
                          TO BE HELD ON APRIL 26, 1996

     NOTICE IS HEREBY GIVEN that the meeting of partners of AMERICAN CAPITAL EXCHANGE FUND, a California limited partnership (the "Fund"), will be held in the Transco Tower Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056 on Friday, April 26, 1996, at 2:00 p.m. for the following purposes:

       I. To elect five managing general partners, each to serve until the next annual meeting of partners and until a successor is duly elected and shall qualify;

      II. To ratify or reject the selection of KPMG Peat Marwick LLP as independent auditors for the Fund for the fiscal year ending December 31, 1996;

     III. To approve an amendment to the Restated Certificate and Agreement of Limited Partnership changing the name of the Fund; and

      IV. To transact any other business, not currently contemplated, that may properly come before the meeting.

     Partners of record at the close of business on March 12, 1996 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                          By Order of the Managing General
                                          Partners,

                                          /s/  NORI L. GABERT

                                          Nori L. Gabert,
                                          Secretary
March 18, 1996

-------------------------------------------------------------------------------

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus enabling your Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         AMERICAN CAPITAL EXCHANGE FUND
                        A CALIFORNIA LIMITED PARTNERSHIP
                 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056

                              MEETING OF PARTNERS
                           TO BE HELD APRIL 26, 1996

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Managing General Partners of American Capital Exchange Fund, a California limited partnership (the "Fund"), for use at the meeting of partners and at any adjournments thereof. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained thereon; as to the proposals for which no instructions are given, such proxy will be voted for the election of Managing General Partners and in favor of the proposals described herein. The proxy confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the meeting. A partner may revoke his or her proxy at any time prior to use by filing with the Secretary of the Fund an instrument revoking it or a proxy bearing a later date, or by attending and voting at the meeting.

     The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers and regular and temporary employees of the Fund and Van Kampen American Capital Asset Management, Inc. (the "Adviser") without additional compensation. Such solicitations may be by telephone, telegram or otherwise. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of units of partnership interest ("shares") held of record by such persons.

     This proxy statement was first mailed to partners on or about March 18, 1996. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO A PARTNER UPON REQUEST BY CONTACTING THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056, (800) 421-5666.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Managing General Partners have authorized the Fund's officers to fix the close of business on March 12, 1996 as the record date for the determination of partners entitled to notice of and to vote at the meeting. At such date, shares of the Fund were outstanding, each share being entitled to one
vote. Of such shares,   % was held by Comerica Bank Detroit and Edward
Mardigian, P.O. Box 64101, Detroit, Michigan 48264-0101, as Trustees under a revocable trust established by and for the benefit of Helen

Mardigian, address c/o the Trustees. No other person is known to own beneficially as much as 5% of such shares.

     A quorum for the transaction of business at the meeting on a proposal is constituted by presence in person or by proxy of holders of more than 50% of the outstanding shares. A partner who abstains from voting on any or all matters will be deemed present at the meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and/or does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters.

     The vote of more than 50% of the shares represented at the meeting, assuming a quorum is present, is required for the election of Managing General Partners (Item I below) and for the ratification of the selection of KPMG Peat Marwick LLP as independent auditors (Item II below). Approval of the proposed amendment to the Restated Certificate and Agreement of Limited Partnership (the "Agreement") (Item III below) requires the lesser of (i) a majority of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund represented in person or by proxy at a meeting at which a quorum is present.

     The Managing General Partners of the Fund intend to vote all their shares for the election of Managing General Partners and in favor of the proposals described herein.

I. ELECTION OF MANAGING GENERAL PARTNERS

     Five Managing General Partners are to be elected, each to serve until the next annual meeting of partners and until a successor is elected and shall qualify. If a Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the Agreement. Any newly elected Managing General Partner will be required to acquire shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a general partner. The following schedule sets forth certain information regarding each nominee for election as Managing General Partner.

                                                               AMOUNT AND NATURE OF
                                                             BENEFICIAL OWNERSHIP(+)
                                                              OF SHARES OF THE FUND
                                                 MANAGING    ------------------------
     NAME AND PRINCIPAL OCCUPATION               GENERAL        AT        PERCENT OF
      DURING THE PAST FIVE YEARS                 PARTNER     MARCH 12,    OUTSTANDING
 AND DIRECTORSHIPS OF PUBLIC COMPANIES    AGE     SINCE        1996         SHARES
---------------------------------------   ---    --------    ---------    -----------
 NORMAN HACKERMAN                          84      1979      [174.978]       **
 Chairman of the Scientific Advisory
 Board, The Robert A. Welch Foundation
 (research); Directorships include
 Scientific Measurement Systems, Inc.
 (industrial tomography), Radian
 Corporation (research and
 development), American General Series
 Portfolio Co. (mutual fund); and
 Medical Polymers, Inc.
 (pharmaceuticals); formerly Director,
 Vista Chemical Co., Electrosource,
 Inc. (lead storage battery
 manufacturer), Fueltech, Inc.
 (combustion), Columbia Scientific
 Instruments, Inc. (instrument manu-
 facturing), and Carbon Fuels Corp.
 (coal refinery).(1)
 F. ROBERT PAULSEN                         73      1979      [174.978]       **

 Dean Emeritus and Professor Emeritus
 of Higher Education, The University of
 Arizona, Tucson, Arizona; Director,
 American General Series Portfolio Co.
 (mutual fund).(1)

*DON G. POWELL                             56      1992      [56.412]        **
 Chairman of the Board and Chief
 Executive Officer
 President, Chief Executive Officer and
 Director of VK/AC Holding, Inc.
 ("Holding") and Van Kampen American
 Capital, Inc. ("VKAC"); Chairman,
 Chief Executive Officer and Director
 of the Adviser; Chairman, Chief
 Executive Officer and Director of Van
 Kampen American Capital Distributors,
 Inc.(1)(2)

 ALAN B. SHEPARD, JR.                      72      1992      [56.412]        **
 President, Seven Fourteen Enterprises,
 Inc. (investments); Partner, Houston
 Partners (venture capital); Director,
 Vice Chairman, Kwik-Kopy Corporation
 (printing); Director of Allied Waste
 Industries (waste treatment).(1)

 MILLER UPTON                              79      1991      [70.936]        **
 Economist; Consultant; Director,
 American General Series Portfolio Co.
 (mutual fund); formerly Director, Home
 Life Insurance Company of New York and
 Household International, Inc.
 (financial services)(1)

                                                 (Notes begin on following page)

---------------

  * Managing General Partner who is an interested person as defined in the Investment Company Act of 1940, as amended, by virtue of his relationship with the Adviser and stock ownership in its parent, Holding.

 ** Represents less than 1% of the shares outstanding.

(1) A director or trustee of Van Kampen American Capital Bond Fund, Inc., Van Kampen American Capital Convertible Securities, Inc., Van Kampen American Capital Income Trust and Common Sense Trust, investment companies for which the Adviser serves as an investment adviser.

(2) A trustee of each of the Van Kampen American Capital Funds, the Van Kampen Merritt Series Trust and closed-end investment companies advised by Van Kampen American Capital Investment Advisory Corp. ("VK Adviser").

(+) Direct voting and investment power as of March 12, 1996. All officers and
    Managing General Partners as a group owned        shares of the Fund
    representing less than 1% of the total number of shares outstanding at such date.

     All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Mr. Powell owns securities aggregating less than 1% of the outstanding shares of Holding. Mr. Powell acquired those securities January 11, 1995. No remuneration is paid by the Fund to a Managing General Partner who is an affiliated person of the Adviser. Managing General Partners who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $5,000 plus $750 per meeting of the Managing General Partners and $500 per committee meeting attended and are reimbursed for out-of-pocket expenses. During the last fiscal year all Managing General Partners as a group were paid by the Fund total fees of $34,330 plus expenses. The Managing General Partners also receive compensation for serving in similar capacities for other investment companies advised by the Adviser as indicated in the notes to the foregoing table.

     Additional information regarding compensation paid by the Fund and the related mutual funds for which the Managing General Partners serve as directors or trustees noted above is set forth below. The compensation shown for the Fund and the total compensation shown for the Fund and other related mutual funds is for the calendar year ended December 31, 1995. Mr. Powell is not compensated for his service as Managing General Partner, because of his affiliation with the Adviser.

                               COMPENSATION TABLE

                                                         PENSION OR        TOTAL(1)
                                                         RETIREMENT      COMPENSATION
                                         AGGREGATE        BENEFITS      FROM REGISTRANT
                                        COMPENSATION     ACCRUED AS        AND FUND
                                            FROM        PART OF FUND     COMPLEX PAID
NAME OF PERSON                           REGISTRANT       EXPENSES       TO DIRECTORS
--------------                          ------------    ------------    ---------------
Dr. Norman Hackerman...................   $  9,000          N/A             $49,000
Dr. F. Robert Paulsen..................      9,000          N/A              54,000
Alan B. Shepard, Jr. ..................      7,250          N/A              50,750
Miller Upton...........................      9,000          N/A              48,500

---------------

(1) Reflects thirteen investment companies in the Fund complex.

     The Fund has a Nominating Committee the functions of which are (a) selecting and recommending to the Managing General Partners nominees for election as Managing General Partners and (b) proposing and recommending to the Managing General Partners the terms of compensation for Managing General Partners. The committee consists of Messrs. Hackerman, Paulsen and Upton. The committee held two meetings during the last fiscal year. The committee is prepared to review nominations for Managing General Partners from partners in written communications addressed to the committee at the Fund's headquarters, although the committee expects normally to be able to identify from its own resources an ample number of qualified candidates.

     The Fund has an Audit Committee which makes recommendations to the Managing General Partners concerning the selection of the Fund's independent auditors, reviews with such auditors the scope and results of the annual audit, and considers any comments which the auditors may have regarding the Fund's financial statements or books of account. The committee consists of Messrs. Hackerman, Paulsen and Upton. The committee held two meetings during the last fiscal year.

     The Managing General Partners met four times during the last fiscal year. During such fiscal year, all Managing General Partners attended at least 75% of the aggregate of (a) the total number of meetings of the Managing General Partners and (b) the total number of meetings held by all committees of the Managing General Partners on which they served.

     The following information relates to the Fund's executive officers who are not Managing General Partners of the Fund. Each officer serves as a director, officer or employee of the Adviser and a number own shares of common stock of Holding. Most officers also serve in the same capacity for all or most of the other investment companies advised by the Adviser. The business address of each Officer, except for Messrs. McDonnell and Nyberg is 2800 Post Oak Boulevard, Houston, Texas 77056. The business address of

Messrs. McDonnell and Nyberg is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

                                                    PRINCIPAL
                             POSITION               OCCUPATION
                             WITH THE              DURING PAST                 OFFICER
         NAME                  FUND                 FIVE YEARS         AGE      SINCE
         ---                 --------              -----------         ---     -------
STEPHEN L. BOYD.......  Investment Officer     Senior Vice             55        1991
                                                 President
                                                 -- Portfolio Man-
                                                 ager of the
                                                 Adviser; formerly
                                                 Senior Vice
                                                 President and
                                                 Chief Investment
                                                 Officer, Wertheim
                                                 Asset Management
                                                 Services, Inc.;
                                                 formerly Partner,
                                                 Rollert &
                                                 Sullivan.

RONALD A. NYBERG......  Principal Legal        Executive Vice          42        1995
                          Officer                President, General
                                                 Counsel and
                                                 Secretary of Van
                                                 Kampen American
                                                 Capital, Inc.;
                                                 Executive Vice
                                                 President and a
                                                 Director of the VK
                                                 Adviser and Van
                                                 Kampen American
                                                 Capital
                                                 Distributors,
                                                 Inc.; Executive
                                                 Vice President of
                                                 the Adviser; Vice
                                                 President and
                                                 Secretary of
                                                 closed-end
                                                 investment com-
                                                 panies advised by
                                                 the VK Adviser;
                                                 Director of ICI
                                                 Mutual Insurance
                                                 Co., a provider of
                                                 insurance to
                                                 members of the In-
                                                 vestment Company
                                                 Institute.

TANYA M. LODEN........  Financial Officer      Controller of most      36        1991
                                                 of the investment
                                                 companies advised
                                                 by the Adviser;
                                                 formerly Assistant
                                                 Controller and Tax
                                                 Manager of the
                                                 American Capital
                                                 mutual funds.

                                             (Table continued on following page)

                                                    PRINCIPAL
                             POSITION               OCCUPATION
                             WITH THE              DURING PAST                 OFFICER
         NAME                  FUND                 FIVE YEARS         AGE      SINCE
         ----                --------              -----------         ---     -------
DENNIS J. MCDONNELL...  Vice President         President, Chief        53        1995
                                                 Operating Officer
                                                 and a Director of
                                                 the Adviser, the
                                                 VK Adviser and Van
                                                 Kampen American
                                                 Capital Manage-
                                                 ment, Inc.;
                                                 Director of VK/AC
                                                 Holding, Inc. and
                                                 Van Kampen
                                                 American Capital,
                                                 Inc.; Director of
                                                 McCarthy, Crisanti
                                                 & Maffei, Inc. and
                                                 Chairman and a
                                                 Director of MCM
                                                 Asia Pacific
                                                 Company, Ltd.;
                                                 President, Chief
                                                 Executive Officer
                                                 and a trustee of
                                                 certain of the Van
                                                 Kampen American
                                                 Capital Funds;
                                                 President, Chief
                                                 Executive Officer
                                                 and a trustee of
                                                 the Van Kampen
                                                 Merrit Series
                                                 Trust and
                                                 closed-end in-
                                                 vestment companies
                                                 advised by the VK
                                                 Adviser; Prior to
                                                 December, 1991,
                                                 Senior Vice
                                                 President of Van
                                                 Kampen Merritt
                                                 Inc.

CURTIS W. MORELL......  Vice President         Vice President and      49        1976
                          and Treasurer          Chief Accounting
                                                 Officer of most of
                                                 the investment
                                                 companies advised
                                                 by the Adviser.

ALAN T. SACHTLEBEN....  Chief Investment       Vice President --       53        1987
                          Officer                Chief Investment
                                                 Officer/Equity and
                                                 Director of the
                                                 Adviser; Executive
                                                 Vice President and
                                                 Director of VKAC.

                                             (Table continued on following page)

                                                    PRINCIPAL
                             POSITION               OCCUPATION
                             WITH THE              DURING PAST                 OFFICER
         NAME                  FUND                 FIVE YEARS         AGE      SINCE
         ----                --------              -----------         ---     -------
NORI L. GABERT........  Legal Officer          Vice President,         42        1991
                          and Secretary          Associate General
                                                 Counsel and
                                                 Secretary of the
                                                 Adviser.

J. DAVID WISE.........  Legal Officer and      Vice President,         52        1988
                          Assistant Secre-       Associate General
                          tary                   Counsel of the
                                                 Adviser.

     The Adviser has acted as investment adviser to the Fund since 1976. The Fund is not publicly distributed and, therefore, does not have an active underwriter.

II.  RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected by the Managing General Partners as independent auditors for the current fiscal year by vote of a majority of the Fund's Managing General Partners who are not interested persons of the Fund as defined in the Investment Company Act of 1940 as amended. Such selection was recommended by the Audit Committee of the Managing General Partners. The employment is conditioned on the right of the Fund to terminate the employment without penalty by a vote of a majority of the outstanding voting shares. Such selection by the Managing General Partners is submitted to the partners for their ratification or rejection.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement, if they so desire, and such representatives are expected to be available to respond to any appropriate questions from partners.

     THE MANAGING GENERAL PARTNERS RECOMMEND THAT THE SELECTION OF KPMG PEAT MARWICK LLP BE RATIFIED.

III. PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP CHANGING THE NAME OF THE FUND

     The Agreement calls for the amendment of the Agreement in order to change the name of the Fund. The Agreement confers upon the partners of the Fund the right to vote their shares of the Fund with respect to such an amendment.

     The Adviser has informed the Managing General Partners that the names of almost all other investment companies advised by the Adviser have been changed to add "Van Kampen" at the beginning of their names, in keeping with a change in the name of the Adviser to "Van Kampen American Capital Asset Management, Inc." The Managing General Part-ners believe that it is appropriate to change the name of the Fund in the same manner.

     Rather than call a special meeting of partners solely for the purpose of voting on the name change, in September 1995 the Managing General Partners decided to defer the vote until the 1996 annual meeting. In the meantime, the Fund filed and published a statement in an appropriate county in California indicating that the Fund is doing business under the changed name and, commencing on October 6, 1995, the Fund was listed in the Wall Street Journal under the name "Van Kampen American Capital Exchange Fund."

     The specific amendment as to which the partners are requested to vote at the meeting would change the first sentence of Section 1.2 of the Agreement to read: "The Partnership shall operate under the firm name of "Van Kampen American Capital Exchange Fund, a California limited partnership." After the meeting, assuming a favorable vote, the name of the Fund will be formally changed by amendment of the Certificate of Limited Partnership of the Fund filed with the Secretary of State of California.

     THE MANAGING GENERAL PARTNERS RECOMMEND THAT THE PARTNERS APPROVE THE PROPOSED NAME CHANGE. If partners do not approve this proposal, the Fund's name will remain unchanged.

IV.  OTHER BUSINESS

     The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor have the Managing General Partners any such intention. Neither the proxy holders nor the Managing General Partners are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

PARTNER PROPOSALS

     The date by which any proposal of a partner intended to be presented at the next annual meeting must be received by the Fund for inclusion in the Fund's proxy statement and form of proxy relating to that meeting is December 19, 1996.

ADJOURNMENT

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                                          By Order of the Managing General
                                          Partners,

                                          /s/  NORI L. GABERT

                                          Nori L. Gabert
                                          Secretary

March 18, 1996

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

---- A Wealth of Knowledge o A Knowledge of Wealth ----

     VAN KAMPEN AMERICAN CAPITAL               Vote this proxy card TODAY!
                                               Your prompt response will
                                        save the expense of additional mailings.

                                     Please be sure to sign and date this proxy.

                          Please return the proxy card in the enclosed envelope.

                  Please detach at perforation before mailing.
________________________________________________________________________________

AMERICAN CAPITAL EXCHANGE FUND,                     FOR THE MEETING OF PARTNERS
A CALIFORNIA LIMITED PARTNERSHIP                    TO BE HELD ON APRIL 26, 1996
PROXY SOLICITED BY THE MANAGING GENERAL PARTNERS

The undersigned, revoking previous proxies, hereby appoints(s) Don G. Powell, Robert A. Nyberg and Nori L. Gabert or any one of them, attorneys, with full power of substitution, to vote all units of partnership interest of the Fund which the undersigned is entitled to vote at the scheduled Meeting of Partners of the Fund to be held in the Transco Tower Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056 on April 26, 1996 at
2:00 p.m., and at any adjournment of the meeting. They shall vote as recommended by the Managing General Partners, unless otherwise indicated on the reverse side, and in their discretion upon such other matters as may properly come before the meeting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                            PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                     Date_____________________, 1996
                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy. When signing in
                                     a fiduciary capacity, such as executor,
                                     administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


                                     __________________________________________
                                       Signature(s) (Title(s), if applicable)
                                     WHERE UNIT OF PARTNERSHIP INTEREST ARE
                                     REGISTERED WITH JOINT OWNERS, ALL JOINT
                                     OWNERS SHOULD SIGN.


VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND (VK028F)
ORIGINAL FRONT 2-3-96
REVISION #1 2-7-96

             Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

             PLEASE RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

Please refer to the Proxy Statement discussion of the following matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE FOR THE FOLLOWING:

PLEASE VOTE BY FILLING IN THE APPROPRIATE            FOR ALL           WITHHOLD
BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK    (except as marked         ALL
OR DARK PENCIL. DO NOT USE RED INK.           to the contrary below).

1. ELECTION OF MANAGING GENERAL PARTNERS.              / /                 / /

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE'S NAME(S) ON THE LINE BELOW.

NORMAN HACKERMAN       F. ROBERT PAULSEN         DON G. POWELL

----------------       -----------------        ----------------

 ALAN B. SHEPARD, JR.      MILLER UPTON

----------------------   -----------------
                                                        FOR    AGAINST   ABSTAIN
2. RATIFICATION OF KMPG PEAT MARWICK LLP AS             / /      / /       / /
   INDEPENDENT AUDITORS.


3. AMENDMENT TO RESTATED CERTIFICATE AND AGREEMENT     / /       / /       / /
   OF LIMITED PARTNERSHIP CHANGING THE NAME OF THE
   FUND.


VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND (VK026B)
ORIGINAL BACK 2-3-96